                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That I, Robert G. Potter, of St. Louis County, State of Missouri, Chairman and Chief Executive Officer (Principal Executive Officer) and Director of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint Karl R. Barnickol and Karen L. Knopf, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign (i) the Registration Statements on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company s securities to be issued under the Solutia Inc. Savings and Investment Plan and the Solutia Inc. ERISA Parity Savings and Investment Plan; (ii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of the Company s securities to be issued under the Solutia Inc. Employee Stock Purchase Plan;
(iii) the Registration Statements on Form S-8 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under the Solutia Inc. Management Incentive Replacement Plan and the Solutia Inc. Shared Success Replacement Plan; and (iv) any Registration Statements on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission under the Act, covering the registration of the Company's securities to be issued under any new stock-based incentive plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 25th day of August, 1997




                                             /s/Robert G. Potter
                                             -------------------------
                                             Robert G. Potter



STATE OF MISSOURI    )
                     ) SS
COUNTY OF ST. LOUIS  )


     On this 25th day of August, 1997, before me personally appeared Robert
G. Potter, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                /s/Mary K. McBride
                                ---------------------------
                                Notary Public


My Commission Expires: 2-12-98
                       -------

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That I, John C. Hunter III, of St. Louis County, State of Missouri, President and Director of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint Karl R. Barnickol and Karen L. Knopf, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign (i) the Registration Statements on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Solutia Inc. Savings and Investment Plan and the Solutia Inc. ERISA Parity Savings and Investment Plan; (ii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under the Solutia Inc. Employee Stock Purchase Plan; (iii) the Registration Statements on Form S-8 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under the Solutia Inc. Management Incentive Replacement Plan and the Solutia Inc. Shared Success Replacement Plan; and (iv) any Registration Statements on Form S-8 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under any new stock-based incentive plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 25th day of August, 1997




                                                /s/John C. Hunter III
                                                --------------------------
                                                John C. Hunter III



STATE OF MISSOURI    )
                     ) SS
COUNTY OF ST. LOUIS  )


     On this 25th day of August, 1997, before me personally appeared John C. Hunter III, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                /s/Mary K. McBride
                                -------------------------
                                Notary Public


My Commission Expires: 2-12-98
                      ---------

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That I, Robert A. Clausen, of St. Louis County, State of Missouri, Senior Vice President and Chief Financial Officer (Principal Financial Officer) and Director of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint Karl R. Barnickol and Karen L. Knopf, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign
(i) the Registration Statements on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company s securities to be issued under the Solutia Inc. Savings and Investment Plan and the Solutia Inc. ERISA Parity Savings and Investment Plan;
(ii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of the Company s securities to be issued under the Solutia Inc. Employee Stock Purchase Plan; (iii) the Registration Statements on Form S-8 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of the Company s securities to be issued under the Solutia Inc. Management Incentive Replacement Plan and the Solutia Inc. Shared Success Replacement Plan; and (iv) any Registration Statements on Form S-8 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under any new stock-based incentive plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 26th day of August, 1997




                                              /s/Robert A. Clausen
                                              --------------------------
                                              Robert A. Clausen



STATE OF MISSOURI    )
                     ) SS
COUNTY OF ST. LOUIS  )


     On this 26th day of August, 1997, before me personally appeared Robert A. Clausen, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                /s/Mary K. McBride
                                ----------------------
                                Notary Public


My Commission Expires: 2-12-98
                      ---------

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That I, Roger S. Hoard, of St. Louis County, State of Missouri, Principal Accounting Officer of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint Karl R. Barnickol and Karen L. Knopf, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign
(i) the Registration Statements on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of the Company's securities to be issued under the Solutia Inc. Savings and Investment Plan and the Solutia Inc. ERISA Parity Savings and Investment Plan;
(ii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under the Solutia Inc. Employee Stock Purchase Plan; (iii) the Registration Statements on Form S-8 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under the Solutia Inc. Management Incentive Replacement Plan and the Solutia Inc. Shared Success Replacement Plan; and (iv) any Registration Statements on Form S-8 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under any new stock-based incentive plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 25th day of August, 1997




                                                /s/Roger S. Hoard
                                                -----------------------
                                                Roger S. Hoard



STATE OF MISSOURI    )
                     ) SS
COUNTY OF ST. LOUIS  )


     On this 25th day of August, 1997, before me personally appeared Roger S. Hoard, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                /s/Mary K. McBride
                                -----------------------
                                Notary Public


My Commission Expires: 2-12-98
                      ---------